UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 12, 2008

TRUSTCASH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-49838 (Commission File Number)	94-3381088 (IRS Employer Identification Number)

Kent Carasquero, Chief Executive Officer

400 Park Avenue, Suite 1420, New York, New York 10022

(Address of principal executive offices)

(604) 725-4160

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(b)       Effective February 12, 2008, at a special meeting of the board of directors, Trustcash Holdings, Inc. (the “Company”) accepted the resignation of Gregory Moss as its president, chief executive officer, chief financial officer, and principal accounting officer instead of removing him from said positions subject to his assurance that he would deliver written confirmation of resignation. Since the Company has not received Mr. Moss’ written confirmation of resignation to date, his departure is effectively predicated on the majority of the board of director’s decision to remove him as an officer of the Company

Mr. Moss continues to serve as a member of the board of directors of the Company.

(c)        Effective February 12, 2008, the board of directors of the Company appointed Kent Carasquero as the interim president, chief executive officer, chief financial officer, and principal accounting officer of the Company.

Mr. Carasquero holds an Advanced BA in Economics from the University of Manitoba. Since 2002, Mr. Carasquero has been the president of Tyee Capital Consultants, Inc., a private company involved in assisting publicly and privately held corporations in all major industry groups with structuring, marketing, investor communications, equity, and debt raising activities.

Mr. Carasquero has served as a director of the Company since January 21, 2005. He served as the Company’s sole executive officer from January 21, 2005 until June 30, 2007.

Mr. Carasquero has also served as chief financial officer, principal accounting officer, and director of Mistral Ventures Inc. (a former mineral exploration company with no current operations) since March 28, 2007. Mr. Carasquero served as an officer and director of Intrepid Global 3D Imaging, Inc. from April of 2004 until September of 2004 (formerly “Delta Capital Technologies, Inc.”) and American Unity Investments, Inc. from February of 2004 until March of 2005 (formerly “Capital Hill Gold, Inc.”).

The Company entered into a consulting contract with Mr. Carasquero on July 1, 2007. Mr. Carasquero is paid a consulting fee of $5,000 per month pursuant to this contract.

The Company has not entered into any employment agreement in connection with Mr. Carasquero’s appointments.

There are no family relationships among Mr. Carasquero and the other members of the board of directors.

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ITEM 8.01	OTHER EVENTS

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Effective March 4, 2008, the Company acting as the sole shareholder of Trustcash LLC, at the direction of a majority of its board of directors, removed Greg Moss as an officer and director of its operating subsidiary Trustcash LLC.

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trustcash Holdings, Inc.

By: /s/ Kent Carasquero	March 11, 2008

Name: Kent Carasquero

Title: Chief Executive Officer

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